UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  December 5, 2012

AMERICAN FINANCIAL GROUP, INC.

(Exact name of registrant as specified in its charter)

Ohio	1-13653	31-1544320
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

301 East Fourth Street, Cincinnati, OH	45202
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (513) 579-2121

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01  Entry into a Material Definitive Agreement.

    On December 5, 2012, American Financial Group, Inc. (the “Registrant”) entered into a Credit Agreement with the Bank of America, N.A., as Administrative Agent, and several lenders (the “Credit Agreement”). The Credit Agreement replaces the Registrant’s $500 million bank line dated August 2, 2010.  There were no outstanding borrowings under the prior bank line.

       The Credit Agreement provides for the following:

•	The Registrant may borrow up to $500 million.

•	The maturity date of the Credit Agreement is August 2, 2013.

•
The rate of interest payable on loans varies and will be based upon either the Federal Funds Rate plus an applicable margin, the Bank of America prime rate, or the London Interbank Offered Rate.  In each case the applicable interest rate will also include a margin which varies based on the ratings assigned by Standard & Poor’s or Moody’s to the Registrant’s debt ratings.

•	Customary covenants including financial covenants regarding consolidated net worth and the ratio of consolidated total financing debt to total capitalization.

•	Customary events of default, subject to materiality thresholds and grace periods.

       This description of the Credit Agreement is qualified in its entirety by the Credit Agreement filed as Exhibit 10 to this Current Report on Form 8-K and incorporated by reference into this Item 1.01.

Item 1.02  Termination of a Material Definitive Agreement.

       The information set forth above in Item 1.01 is incorporated by reference in this Item 1.02.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

       The information set forth above in Item 1.01 is incorporated by reference in this Item 2.03.

Item 8.01  Other Events.

       On December 6, 2012, the Registrant announced that its Board of Directors declared a special cash dividend in the amount of $0.25 per share of common stock, payable on December 24, 2012 to the common shareholders of record on December 17, 2012.

       A copy of the press release announcing the special dividend is furnished as Exhibit 99 and incorporated by reference in this Item 8.01.

Item 9.01  Financial Statements and Exhibits.

       (d)  Exhibits.

10	Credit Agreement entered into among American Financial Group, Inc., the Bank of America, N.A., as Administrative Agent, and several lenders.

99	Press Release dated December 6, 2012 This Exhibit 99 is furnished pursuant to Item 8.01 and should not be deemed “filed” under the Securities Exchange Act of 1934.

SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

AMERICAN FINANCIAL GROUP, INC.

Date: December 7, 2012	By:	/s/ Karl J. Grafe
Karl J. Grafe
Vice President